UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2012

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
On August 1, 2012, Pall Corporation (the “Company”) announced that it completed the sale of the assets relating to its blood collection, filtration and processing product lines (the “Product Lines” and such transaction, the “Transaction”) to Haemonetics Corporation (“Haemonetics”). The Company had previously announced that on April 28, 2012, it had entered into an Asset Purchase Agreement wherein the Company agreed to sell to Haemonetics substantially all of its assets related to the Product Lines. As part of the Transaction, the Company transferred to Haemonetics the Product Lines manufacturing facilities in Covina, California, Tijuana, Mexico and Ascoli, Italy, and a portion of the Company's manufacturing operations in Fajardo, Puerto Rico. In connection with the transfer of the Product Lines operations in Tijuana, Mexico, the Company transfered to Haemonetics all of the outstanding equity interests in Pall Mexico Manufacturing, S. de R.L. de C.V.
Separate from these manufacturing facilities, the Company will also transfer related blood media manufacturing capacity to Haemonetics and will construct and install for Haemonetics a media manufacturing line in Puerto Rico. That process is expected to be completed by the Company’s fiscal year 2016. Until that time, the Company will provide the media components to Haemonetics under a supply agreement.
At the closing of the Transaction, subject to post-closing adjustments, the Company received approximately $535 million in cash consideration. An additional $15 million has been held back, and will be payable upon delivery by the Company and acceptance by Haemonetics of the new media manufacturing line.

ITEM 7.01 Regulation FD.
On August 1, 2012, the Company issued a press release announcing that the Transaction had closed . A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated August 1, 2012 (furnished pursuant to Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

August 2, 2012	/s/	FRANCIS MOSCHELLA
Francis Moschella
Vice President – Corporate Controller Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated August 1, 2012 (furnished pursuant to Item 7.01).